                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 12, 2007
                                                          -------------

                              --------------------

                            CATSKILL LITIGATION TRUST
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                   333-112603                16-6547621
--------------------------------------------------------------------------------
      (State or other              (Commission               (IRS Employer
jurisdiction of incorporation)     File Number)            Identification No.)

         c/o Christiana Bank & Trust Company,
        1314 King Street, Wilmington, Delaware                   19801
--------------------------------------------------------------------------------
       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (302) 888-7400
                                                           --------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

   Check  the  appropriate  box  below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

      On July 12, 2007,  pursuant to a duly noticed motion, the St. Regis Mohawk
Tribal Court issued an Order in the case of Arquette,  et al. against Park Place
Entertainment  Corporation and Clive Cummis. On March 20, 2001, the Tribal Court
entered a $1,787,000,000  default judgment in the case. The Order clarified that sections 5003 and 5004 of the New York Civil  Practice Law and Rules apply under
Tribal law for the purpose of calculating interest on the Default Judgment Order at the annual rate of nine percent.  The annual  interest on the  $1,787,000,000
Default  Judgment Order is  $160,830,000.  The per diem interest is $440,630.14, which will continue to accrue until the Default Judgment Order is satisfied.  If the Default  Judgment  Order is satisfied in part,  the per diem  interest  will reflect the partial  satisfaction of the default judgment.  As measured from the
March 20, 2001 date of entry until July 9, 2007,  total accrued  interest on the
Default Judgment Order is $1,013,889,945.54.  A copy of the order is attached as an exhibit.

      In addition to granting the motion for post-judgment  interest, the Tribal
Court also  granted a motion to amend the caption of the judgment to reflect the fact that  Harrah's  Operating  Company,  Inc.,  a wholly  owned  subsidiary  of
Harrah's Entertainment, Inc., is the legal successor to Park Place Entertainment
Corporation.

       The  defendants  did not make an appearance on the motion,  despite being served  with a Court  order  dated June 29,  2007  scheduling  the  hearing  and advising the  defendants  that they could file reply papers by 5:00PM on July 8,
2007.  In issuing its Order,  the Court noted that  evidence had been  presented that a notice of motion was properly  served on each of the  defendants and that the  Court  was  satisfied  that the  defendants  had  received  the  June  29th scheduling  Order. A previous suit to enforce the default judgment in the United
States  District  Court for the  Northern  District  of New York was  dismissed, without  prejudice to the  recommencement  of the suit,  after the court had not heard  further  from the  parties  concerning  efforts  to settle  the case.  As previously  disclosed,  the Catskill Litigation Trust has received an assignment of the default  judgment and has filed a new suit to enforce the judgment in the
United States District Court for the Northern District of New York.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (b) Exhibits.

            99.1.  Order of the St. Regis Mohawk  Tribal  Court,  dated July 11,
                   2007

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       CATSKILL LITIGATION TRUST
                                            (Registrant)

Date: July 12, 2007
                                       By: /s/ Joseph E. Bernstein
                                           -------------------------------------
                                           Joseph E. Bernstein
                                           Litigation Trustee